Exhibit 10.1

EXECUTION COPY

LOAN SALE AND ASSIGNMENT AGREEMENT

THIS LOAN SALE AND ASSIGNMENT AGREEMENT (the “Agreement”), is made as of the date set forth below Assignee’s signature hereon (“Effective Date”), by and among HIGH STREET CAPITAL PARTNERS, LLC, a Delaware limited liability company (“Assignor”) and VIRIDESCENT REALTY TRUST, INC., a Maryland corporation (“Assignee”).

BACKGROUND

WHEREAS, Assignor and RWB Florida, LLC, a Delaware limited liability company (the “Borrower”) are parties to that certain Stock Purchase Agreement dated as of February 24, 2021 (the “SPA”), pursuant to which Assignor sold to Borrower all of the issued and outstanding equity securities of Acreage Florida, Inc., a Florida corporation (“Acreage”).

WHEREAS, in connection with the SPA and as payment of a portion of the purchase price under the SPA, Assignor was issued (i) that certain Secured Promissory Note dated April 27, 2021 (the “$18m Note”) from the Borrower evidencing a loan in the principal amount of Eighteen Million Dollars ($18,000,000) (the “$18m Loan”), and (ii) that certain Secured Promissory Note dated April 27, 2021 (“$10m Note”, and together with the $18m Note, collectively, the “Notes”) from the Borrower evidencing a loan in the principal amount of Ten Million Dollars ($10,000,000) (the “$10m Loan” and together with the $18m Loan, collectively, the “Loans”). As security for the timely payment and performance by the Borrower under the Notes, the Borrower granted Assignor a lien and security interest in the Pledged Collateral (as defined in that certain Pledge Agreement dated April 27, 2021 by and between Borrower and Assignor (the “Pledge Agreement”, and together with the Notes, collectively, the “Loan Documents”)).

WHEREAS, pursuant to the terms and conditions of this Agreement, Assignor desires to sell, and Assignee desires to purchase, all of Assignor’s right, title and interest in, to and under the Loans and the Loan Documents.

NOW, THEREFORE, in accordance with the terms of this Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, Assignor and Assignee, intending to be legally bound, hereby agree as follows:

1.              Assignment. Assignor hereby sells, assigns and transfers to Assignee all of Assignor’s right, title and interest in, to and under the Loans and the Loan Documents, in exchange for payment to Assignor of Twenty-Six Million Dollars ($26,000,000) by wire transfer of immediately available funds to an account designated by Assignor in writing.

2.              Assumption. Assignee hereby assumes the obligations, and agrees to observe and perform all the covenants, applicable to the Noteholder (as defined in the Notes) under the Notes, and applicable to the Secured Party (as defined in the Pledge Agreement) under the Pledge Agreement, in each case to the extent accruing from and after the Effective Date.

3.              Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that:

(a)            Assignor is the sole legal and beneficial owner of the Loans and 100% of the rights and interests of the Noteholder (as defined in the Notes) and the Secured Party (as defined in the Pledge Agreement) under the Loan Documents. Assignor has not assigned or otherwise transferred to any third party any rights with respect to the Loans or the Loan Documents, or any rights to its interest in the collateral securing the Loans, and has not released any collateral securing the Loans or modified or terminated its security interest in such collateral, or permitted Borrower to sell, assign or otherwise transfer any of the collateral securing the Loans. The Loans and Loan Documents, when assigned to Assignee hereunder, are being assigned free and clear of any and all liens, pledges, charges or security interests of any nature (collectively, “Liens”), excluding only the Liens existing in favor of the Secured Party (as defined in the Pledge Agreement) under the Pledge Agreement.

(b)            Assignor has all right, power, legal capacity and authority to execute and deliver this Agreement and to perform hereunder and under each other agreement that Assignor may execute and deliver in connection herewith. Assignor is duly organized, validly existing and in good standing under the laws of the State of Delaware and in all other jurisdictions in which it is authorized to do business.

(c)            The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate action on the part of Assignor, and do not and will not (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award (collectively, “Laws and Orders ”) presently in effect having applicability to Assignor or any property of Assignor, (ii) result in a breach or constitute a default under any agreement to which Assignor is subject (including the Loan Documents), (iii) result in a violation or breach of any provision of the certificate of formation, operating agreement or other constituting or governing document of Assignor, or (iv) require any authorizations, consents, approvals, licenses, exemptions from or filings or registrations with any state, commonwealth, federal, foreign, territorial, regulatory, or other governmental department, commission, board, bureau, agency or instrumentality (collectively, “Government Authorities”).

(d)            This Agreement constitutes the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms and is entered into voluntarily by all parties. The transaction represented hereby is an arms-length transaction for fair value.

(e)            The outstanding principal balance of the $18m Loan is $18,000,000. The outstanding principal balance of the $10m Loan is $10,000,000. Borrower has not prepaid any principal, interest or other sums under the Notes. The proceeds of the Loans have been fully disbursed (or deemed disbursed) and there are no holdbacks and there is no requirement for future advances thereunder or under the Loan Documents.

(f)             Assignor has dealt with no broker or similar person in connection with entering into this Agreement.

(g)            Assignor is not in default under any of the Loan Documents, and to the knowledge of Assignor, no event has occurred and no circumstance exists which, with or without notice or the passage of time or both, would result a default under any of the Loan Documents by Assignor or Borrower. Assignor has not received or given any notice of any default under any of the Loan Documents and no party to any of the Loan Documents has exercised any termination rights with respect thereto.

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(h)            To the knowledge of Assignor, Borrower has not (i) sold, assigned, transferred, encumbered, disposed of or pledged any of the Pledged Collateral (as defined in the Pledge Agreement) or any part thereof or interest therein, or (ii) assigned any of the Loan Documents or any of its rights thereunder, or delegated any of its obligations thereunder.

(i)             Assignor has complied in all respects with the provisions of paragraph 13 of the Notes. More than five Business Days (as defined in the Notes) have elapsed since Assignor gave written notice of the transactions contemplated in this Agreement (the “Transactions”) to Borrower, and (i) either (x) Borrower has not exercised the ROFR (as defined in the Notes) or given notice of its intent to exercise the ROFR (as defined in the Notes), or (y) Borrower has waived the ROFR (as defined in the Notes) in writing, and (ii) either (x) Borrower has provided written consent to the Transactions, or (y) Borrower has not notified Assignor that Borrower is withholding, delaying or conditioning its consent to the Transactions.

(j)             Attached hereto as Composite Exhibit A are true and correct copies of the Loan Documents. The Loan Documents have not been amended or modified and no provision thereof has been waived by any party thereto. The Loan Documents were executed and delivered electronically, and no manual “wet ink” signatures exist.

(k)            Assignor currently has, and, upon the consummation of the Transactions, Assignee will receive from Assignor and thereafter have, a fully perfected, first-priority security interest in the Pledged Collateral (as defined in the Pledge Agreement). Such security interest is, to the knowledge of Assignor, free and clear of any Liens of third parties.

(l)             Attached hereto as Composite Exhibit B are true and correct copies of all certificates representing the Shares (as defined in the Pledge Agreement) (the “Share Certificates”), and a stock power for the Shares (as defined in the Pledge Agreement) in favor of Assignor, duly endorsed in blank by Borrower (the “Stock Power”).

(m)           Assignor has not received notice that Borrower does not intend to repay the Loans in full when due. To the knowledge of Assignor, neither Borrower nor Acreage (i) is insolvent, (ii) is a debtor in any proceeding under any law relating to bankruptcy or insolvency, (iii) has made, or intends to make, an assignment for the benefit of creditors.

(n)            The recitals set forth on the first page of this Agreement (the “Recitals”) are true and correct.

4.              Indemnity. The representations, warranties and covenants of Assignor herein shall survive the consummation of the Transactions. Assignor shall indemnify, defend (with counsel reasonably acceptable to Assignee) and hold the Assignor and its successors and assigns harmless from and against any and all liabilities, claims, actions or causes of action, assessments, losses, fines, penalties, costs, losses, damages and expenses, including attorney’s fees sustained or incurred by the Assignor or its successors and assigns, as a result of, or arising out of, or by virtue of: (a) the inaccuracy of any representation or warranty made by Assignor herein; or (b) a breach by Assignor of any of the covenants of this Agreement to be performed by Assignor; or (c) any and all liabilities arising out of any claim based upon breach of contract or the tortious or unlawful acts or omissions of the Assignor in regard to the Loans or Loan Documents; or (d) the invalidity or unenforceability of the Loan Documents as a result of their execution by electronic means.

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5.              Further Assurances. Assignor agrees to execute and/or deliver to Assignee such further instruments, agreements and documents as Assignee may reasonably require including, without limitation, assignments in recordable form, if necessary, of any Loan Documents and any UCC-3 form required to evidence the transfer to Assignee of any security interest in the Pledged Collateral (as defined in the Pledge Agreement). Without limiting the generality of the foregoing, promptly following the Effective Date Assignor shall deliver all of the Pledged Collateral (as defined in the Pledge Agreement) in its possession, custody or control to Assignee, including, without limitation, the original Share Certificates and Stock Power.

6.              Governing Law and Venue. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of laws principles. Any legal or equitable action arising out of this Agreement may be brought in the Federal and state courts in and for New York County, New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of such courts for the adjudication of any dispute brought hereunder, in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

7.              Release. Assignor, for itself and on behalf of its successors and assigns, hereby releases and forever discharges Assignee and Assignee’s shareholders, directors and officers (collectively, the “Released Parties”), from any and all actions, causes of action, suits, controversies, damages, claims, and demands whatsoever, in law or in equity (collectively, “Claims”), that Assignor has or may have against any of the Released Parties arising out of or relating in any way to the transactions contemplated by this Agreement, including under the LOI and the negotiations and acts of the Released Parties leading up to the execution of this Agreement, from the beginning of time through the Effective Date, whether known or unknown; provided, however, that nothing in this paragraph shall release or discharge Assignee or any person or entity from (i) any Claims for fraud or other intentional misconduct, or (ii) the provisions of this Agreement or any breach thereof.

8.              Assignment, Amendment and Waiver. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign this Agreement without the prior written consent of the other party; provided, however, for avoidance of doubt, nothing herein shall prohibit Assignee from selling, transferring or assigning the Loans or Loan Documents or any rights therein to subsequent purchasers or transferees. This Agreement may not be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

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9.              Counterparts .. This Agreement may be executed electronically (e.g., www.docusign.com) and in any number of separate counterparts, with the same force and effect as manual signatures, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

10.              Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and, except as set forth herein, there are no other agreements, understandings, representations or warranties with respect to such subject matter. This Agreement supersedes, in its entirety, that certain Letter of Intent between Assignor and Assigned dated June 1, 2021 (the “LOI”). The Recitals are incorporated into this Agreement as a material part hereof.

11.              Severability. In case any provision in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.              Expenses. Each of Assignor and Assignee shall bear their own attorneys’ fee and costs incurred in connection with this Agreement.

13.              Construction. The parties acknowledge that each party and its counsel has reviewed this Agreement and the parties hereby agree that any ambiguities in this Agreement shall not be construed against any party by virtue of its authorship of this Agreement. Captions and headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

14.	Time. Time is of the essence in the performance of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth below Assignee’s signature.

Assignor:

HIGH STREET CAPITAL PARTNERS, LLC

/s/ Robert Daino
Name: Robert Daino
Title: Chief Operating Officer

Assignee:

VIRIDESCENT REALTY TRUST, INC.

/s/ Dante Domenichelli
Name: Dante Domenichelli
Title: Chief Operating Officer

Date:	6/11/2021

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COMPOSITE EXHIBIT A

LOAN DOCUMENTS

[attached]

SECURED PROMISSORY NOTE

$10,000,000.00	April 27, 2021

FOR VALUE RECEIVED, RWB FLORIDA, LLC, a Delaware limited liability company (the “Borrower”) hereby unconditionally promises to pay to the order of HIGH STREET CAPITAL PARTNERS, LLC, a Delaware limited liability company (the “Noteholder”) the principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).

1.	Payment Dates.

(a)             Payment of Principal Amount. The aggregate unpaid principal amount of the Loan shall be due and payable on November 27, 2021.

(b)             Payment of Interest. All accrued and unpaid interest and all other amounts payable under this Note shall be due and payable on the thirteen month anniversary hereof.

(c)             Prepayment. The Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

2.	Interest.

(a)             Interest Rate. Except as provided in Section 2(b), principal amounts outstanding under this Note shall bear interest at a rate per annum (the “Interest Rate”) equal to Eight Percent (8.0%) per annum.

(b)             Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace period), whether at stated maturity, by acceleration, or otherwise, such overdue amount shall bear interest at the Interest Rate plus Two Percent (2.0%) (the “Default Rate”).

(c)             Computation of Interest. All computations of interest hereunder shall be made on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the date of this Note. On any portion of the Loan that is repaid, interest shall not accrue on the date on which such payment is made.

(d)             Interest Rate Limitation. If at any time the interest rate payable on the Loan shall exceed the maximum rate of interest permitted under applicable law, such interest rate shall be reduced automatically to the maximum rate permitted.

3.	Payment Mechanics.

(a)             Manner of Payment. All payments of principal and interest shall be made in US dollars no later than 12:00 PM EST on the date on which such payment is due. Such payments shall be made by wire transfer of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time.

(b)             Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued interest, and, third, to principal outstanding under this Note.

(c)             Business Day. Whenever any payment hereunder is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and interest shall be calculated to include such extension. “Business Day” means a day other than Saturday, Sunday, or other day on which commercial banks in Miami, Florida or Toronto, Ontario are authorized or required by law to close.

4.              Grant of Security Interest. To secure the timely payment and performance by Borrower of its obligations under this Note, Borrower hereby grants to Noteholder a security interest in the Pledged Collateral (as such term is defined in the Pledge Agreement) in accordance with the terms and conditions of that certain Pledge Agreement dated of even date herewith by Borrower in favor of Noteholder (the “Pledge Agreement”).

5.	Representations and Warranties. The Borrower represents and warrants to the Noteholder as follows:

(a)             Existence. The Borrower is a limited liability company duly formed, validly existing, and in good standing under the laws of the state of its organization. The Borrower has the requisite power and authority to own, lease, and operate its property, and to carry on its business.

(b)             Power and Authority. The Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Note.

(c)             Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary company action in accordance with applicable law. The Borrower has duly executed and delivered this Note.

6.	Negative Covenants.

(a)             The Borrower shall not, either directly or indirectly, create, assume, incur or suffer or permit to exist any lien, security interests, encumbrance or charge of any kind or character upon the Pledged Collateral.

(b)             The Borrower shall not sell, transfer, license, lease, convey or otherwise dispose of all or any part of its interest in the Pledged Collateral.

7.              Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:

(a)             Failure to Pay. The Borrower fails to pay any principal amount of the Loan or any interest on the Loan when due.

(b)             Breach of Representations and Warranties. Any representation or warranty made by the Borrower to the Noteholder herein contains an untrue or misleading statement of a material fact as of the date made; provided, however, no Event of Default shall be deemed to have occurred pursuant to this Section 7(b) if, within thirty (30) days of the date on which the Borrower receives notice of such untrue or misleading statement, Borrower shall have addressed the adverse effects of such untrue or misleading statement to the reasonable satisfaction of the Noteholder.

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(c)         Breach of Covenants. The Borrower fails to perform or comply with any of the terms, covenants or conditions of this Note (other than as provided in clause (a) above) or the Pledge Agreement and such failure continues and is not cured for a period of thirty (30) days after receipt by the Borrower of written notice of such default.

(d)         Bankruptcy. The Borrower shall have (i) made a general assignment for the benefit of creditors, (ii) filed a voluntary petition, or been the subject of an involuntary petition, in bankruptcy under the laws of the United States or any state, which remains undismissed, undischarged or unbonded for a period of sixty (60) days, or (iii) declared or admitted in writing that Borrower is insolvent or unable to pay his debts as they become due, or (vii) taken, or omitted to take, any action to effect any of the foregoing.

(e)         Invalidity of the Pledge Agreement. Any material provision of the Pledge Agreement, at any time after its execution and delivery and for any reason, ceases to be in full force and effect or ceases to create a valid and perfected lien on the Pledged Collateral with the priority expressed in the Pledge Agreement, or Borrower contests the validity or enforceability of the any material provision of the Pledge Agreement or purports to revoke or rescind the Pledge Agreement.

8.              Remedies. Upon the occurrence and during the continuance of an Event of Default, in addition to the remedies provided in the Pledge Agreement, the Noteholder may, at its option, by written notice to the Borrower (i) declare the outstanding principal amount of the Loan, accrued and unpaid interest thereon, and all other amounts payable hereunder immediately due and payable, (ii) enforce any rights the Noteholder may have against the Pledged Collateral under the Pledge Agreement, and (iii) exercise any other rights and remedies available to Noteholder under or pursuant to applicable law or agreement or in equity.

9.              Time is of the Essence. TIME IS OF THE ESSENCE with respect to this Note.

10.            Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (x) deposit with the United States Postal Service or overnight courier service, properly addressed and postage prepaid; (y) transmittal by facsimile or e-mail properly addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail, or other written acknowledgment); or (z) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:

(a)	If to the Borrower:

Red White & Bloom Brands, Inc.

789 West Pender Street, Suite 810
Vancouver, British Columbia V6C 1H2
Attention: Brad Rogers

E-mail: brad.rogers@redwhitebloom.com

(b)	If to the Noteholder:

High Street Capital Partnes, LLC 450 Lexington Avenue, #3308

New York, New York 10163

Attention: James Doherty, Esquire

E-mail: j.doherty@acreageholdings.com

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11.            Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware.

12.	Disputes.

(a)	Submission to Jurisdiction.

(i)           The Borrower irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the state courts located in Wilmington, Delaware (and for the avoidance of all doubt, not in any federal court), and (B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(ii)          Nothing in this Section 12(a) shall affect the right of the Noteholder to bring any action, suit, or proceeding relating to this Note against the Borrower or its properties in the courts of any other jurisdiction.

(iii)         Nothing in this Section 12(a) shall affect the right of the Noteholder to serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.

(b)           Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to the laying of venue in any action, suit, or proceeding relating to this Note in any court referred to in Section 12(a), and (ii) the defense of inconvenient forum to the maintenance of such action, suit, or proceeding in any such court.

(c)            Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

13.            Successors and Assigns. This Note may not be assigned or transferred by the Borrower. This Note may be assigned or transferred by the Noteholder, upon the prior written consent of the Borrower (such consent not to be unreasonably conditioned, withheld or delayed); provided, however, that any such assignment or transfer by the Noteholder must comply with any and all applicable laws; provided, further, that, if the Noteholder proposes to assign or transfer this Note at a discount, the Noteholder shall provide Borrower a right of first refusal to repurchase this Note on the same terms as the proposed assignment (the “ROFR”). The Noteholder shall provide Borrower with the ROFR at least five (5) Business Days’ prior to the third party assignment contemplated therein. For the avoidance of doubt, if Borrower does not exercise its ROFR within such five (5) Business Day time period, or provide notice that it is withholding consent (such consent not to be unreasonably conditioned, withheld or delayed), the Noteholder may assign or transfer the Note as contemplated to the third party.

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14.            Integration. This Note constitutes the entire contract between the Borrower and the Noteholder with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.

15.           Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Noteholder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

16.            No Waiver; Cumulative Remedies. No failure by the Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law. Acceptance by Noteholder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

17.            Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.

18.            Note as Security Agreement. This Note is intended to serve as a security agreement between Borrower and Noteholder, as such term is defined in the Delaware Uniform Commercial Code.

19.            Rate of Interest. This Note is subject to the express condition that if a court of competent jurisdiction should declare that the Borrower’s obligation to pay interest on the principal balance due hereunder is at a rate which could subject the Noteholder to either civil or criminal liability as a result of the rate being in excess of the maximum interest rate which the Borrower is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Note, then, in such event, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in the reduction of principal and not the interest due under this Note.

20.            Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (“pdf” or “tif”) format shall be as effective as delivery of a manually executed counterpart of this Note.

21.            Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. Law §§ 301-309), and any other similar state laws based on the Uniform Electronic Transactions Act.

[Signatures contained on following page.]

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth above.

RWB FLORIDA, LLC

By:	/s/ Brad Rogers

Name: Brad Rogers

Title: CEO

ACKNOWLEDGED AND ACCEPTED BY:

High Street Capital Partners, LLC

By: Acreage Holdings America, its Managing Member

By:	/s/ Kevin Murphy

Name: Kevin Murphy

Title: President

[Signature page to Secured Promissory Note ($10,000,000)]

SECURED PROMISSORY NOTE

$18,000,000.00	April 27, 2021

FOR VALUE RECEIVED, RWB FLORIDA, LLC, a Delaware limited liability company (the “Borrower”) hereby unconditionally promises to pay to the order of HIGH STREET CAPITAL PARTNERS, LLC, a Delaware limited liability company (the “Noteholder”) the principal amount of Eighteen Million and No/100 Dollars ($18,000,000.00) (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).

1.	Payment Dates.

(a)            Payment Date. The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable on May 27, 2022.

(b)            Prepayment. The Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

2.	Interest.

(a)            Interest Rate. Except as provided in Section 2(b), principal amounts outstanding under this Note shall bear interest at a rate per annum (the “Interest Rate”) equal to Eight Percent (8.0%) per annum.

(b)            Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace period), whether at stated maturity, by acceleration, or otherwise, such overdue amount shall bear interest at the Interest Rate plus Two Percent (2.0%) (the “Default Rate”).

(c)            Computation of Interest. All computations of interest hereunder shall be made on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the date of this Note. On any portion of the Loan that is repaid, interest shall not accrue on the date on which such payment is made.

(d)           Interest Rate Limitation. If at any time the interest rate payable on the Loan shall exceed the maximum rate of interest permitted under applicable law, such interest rate shall be reduced automatically to the maximum rate permitted.

3.	Payment Mechanics.

(a)            Manner of Payment. All payments of principal and interest shall be made in US dollars no later than 12:00 PM EST on the date on which such payment is due. Such payments shall be made by wire transfer of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time.

(b)            Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued interest, and, third, to principal outstanding under this Note.

(c)            Business Day. Whenever any payment hereunder is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and interest shall be calculated to include such extension. “Business Day” means a day other than Saturday, Sunday, or other day on which commercial banks in Miami, Florida or Toronto, Ontario are authorized or required by law to close.

4.              Grant of Security Interest. To secure the timely payment and performance by Borrower of its obligations under this Note, Borrower hereby grants to Noteholder a security interest in the Pledged Collateral (as such term is defined in the Pledge Agreement) in accordance with the terms and conditions of that certain Pledge Agreement dated of even date herewith by Borrower in favor of Noteholder (the “Pledge Agreement”).

5.	Representations and Warranties. The Borrower represents and warrants to the Noteholder as follows:

(a)            Existence. The Borrower is a limimted liability company duly formed, validly existing, and in good standing under the laws of the state of its organization. The Borrower has the requisite power and authority to own, lease, and operate its property, and to carry on its business.

(b)            Power and Authority. The Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Note.

(c)            Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary company action in accordance with applicable law. The Borrower has duly executed and delivered this Note.

6.	Negative Covenants.

(a)            The Borrower shall not, either directly or indirectly, create, assume, incur or suffer or permit to exist any lien, security interests, encumbrance or charge of any kind or character upon the Pledged Collateral.

(b)           The Borrower shall not sell, transfer, license, lease, convey or otherwise dispose of all or any part of its interest in the Pledged Collateral

7.              Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:

(a)            Failure to Pay. The Borrower fails to pay any principal amount of the Loan or any interest on the Loan when due.

(b)            Breach of Representations and Warranties. Any representation or warranty made by the Borrower to the Noteholder herein contains an untrue or misleading statement of a material fact as of the date made; provided, however, no Event of Default shall be deemed to have occurred pursuant to this Section 7(b) if, within thirty (30) days of the date on which the Borrower receives notice of such untrue or misleading statement, Borrower shall have addressed the adverse effects of such untrue or misleading statement to the reasonable satisfaction of the Noteholder.

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(c)            Breach of Covenants. The Borrower fails to perform or comply with any of the terms, covenants or conditions of this Note (other than as provided in clause (a) above) or the Pledge Agreement and such failure continues and is not cured for a period of thirty (30) days after receipt by the Borrower of written notice of such default.

(d)            Bankruptcy. The Borrower shall have (i) made a general assignment for the benefit of creditors, (ii) filed a voluntary petition, or been the subject of an involuntary petition, in bankruptcy under the laws of the United States or any state, which remains undismissed, undischarged or unbonded for a period of sixty (60) days, or (iii) declared or admitted in writing that Borrower is insolvent or unable to pay his debts as they become due, or (vii) taken, or omitted to take, any action to effect any of the foregoing.

(e)            Invalidity of the Pledge Agreement. Any material provision of the Pledge Agreement, at any time after its execution and delivery and for any reason, ceases to be in full force and effect or ceases to create a valid and perfected lien on the Pledged Collateral with the priority expressed in the Pledge Agreement, or Borrower contests the validity or enforceability of the any material provision of the Pledge Agreement or purports to revoke or rescind the Pledge Agreement.

8.              Remedies. Upon the occurrence and during the continuance of an Event of Default, in addition to the remedies provided in the Pledge Agreement, the Noteholder may, at its option, by written notice to the Borrower (i) declare the outstanding principal amount of the Loan, accrued and unpaid interest thereon, and all other amounts payable hereunder immediately due and payable, (ii) enforce any rights the Noteholder may have against the Pledged Collateral under the Pledge Agreement, and (iii) exercise any other rights and remedies available to Noteholder under or pursuant to applicable law or agreement or in equity.

9.	Time is of the Essence. TIME IS OF THE ESSENCE with respect to this Note.

10.            Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (x) deposit with the United States Postal Service or overnight courier service, properly addressed and postage prepaid; (y) transmittal by facsimile or e-mail properly addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail, or other written acknowledgment); or (z) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:

(a)	If to the Borrower:

Red White & Bloom Brands, Inc.
789 West Pender Street, Suite 810

Vancouver, British Columbia V6C 1H2
Attention: Brad Rogers

E-mail: brad.rogers@redwhitebloom.com

(b)	If to the Noteholder:

High Street Capital Partnes, LLC
450 Lexington Avenue, #3308
New York, New York 10163
Attention: James Doherty, Esquire

E-mail: j.doherty@acreageholdings.com

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11.            Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware.

12.	Disputes.

(a)	Submission to Jurisdiction.

(i)           The Borrower irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the state courts located in Wilmington, Delaware (and for the avoidance of all doubt, not in any federal court), and (B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(ii)          Nothing in this Section 12(a) shall affect the right of the Noteholder to bring any action, suit, or proceeding relating to this Note against the Borrower or its properties in the courts of any other jurisdiction.

(iii)         Nothing in this Section 12(a) shall affect the right of the Noteholder to serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.

(b)           Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to the laying of venue in any action, suit, or proceeding relating to this Note in any court referred to in Section 12(a), and (ii) the defense of inconvenient forum to the maintenance of such action, suit, or proceeding in any such court.

(c)            Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

13.            Successors and Assigns. This Note may not be assigned or transferred by the Borrower. This Note may be assigned or transferred by the Noteholder, upon the prior written consent of the Borrower (such consent not to be unreasonably conditioned, withheld or delayed); provided, however, that any such assignment or transfer by the Noteholder must comply with any and all applicable laws; provided, further, that, if the Noteholder proposes to assign or transfer this Note at a discount, the Noteholder shall provide Borrower a right of first refusal to repurchase this Note on the same terms as the proposed assignment (the “ROFR”). The Noteholder shall provide Borrower with the ROFR at least five (5) Business Days’ prior to the third party assignment contemplated therein. For the avoidance of doubt, if Borrower does not exercise its ROFR within such five (5) Business Day time period, or provide notice that it is withholding consent (such consent not to be unreasonably conditioned, withheld or delayed), the Noteholder may assign or transfer the Note as contemplated to the third party.

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14.            Integration. This Note constitutes the entire contract between the Borrower and the Noteholder with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.

15.            Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Noteholder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

16.            No Waiver; Cumulative Remedies. No failure by the Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law. Acceptance by Noteholder of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

17.            Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.

18.            Note as Security Agreement. This Note is intended to serve as a security agreement between Borrower and Noteholder, as such term is defined in the Delaware Uniform Commercial Code.

19.            Rate of Interest. This Note is subject to the express condition that if a court of competent jurisdiction should declare that the Borrower’s obligation to pay interest on the principal balance due hereunder is at a rate which could subject the Noteholder to either civil or criminal liability as a result of the rate being in excess of the maximum interest rate which the Borrower is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Note, then, in such event, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in the reduction of principal and not the interest due under this Note.

20.            Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (“pdf” or “tif”) format shall be as effective as delivery of a manually executed counterpart of this Note.

21.            Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. Law §§ 301-309), and any other similar state laws based on the Uniform Electronic Transactions Act.

[Signatures contained on following page.]

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth above.

RWB FLORIDA, LLC

By:	/s/ Brad Rogers

Name: Brad Rogers

Title: CEO

ACKNOWLEDGED AND ACCEPTED BY:

High Street Capital Partners, LLC

By: Acreage Holdings America, its Managing
Member

By:	/s/ Kevin Murphy

Name: Kevin Murphy

Title: President

[Signature page to Secured Promissory Note ($18,000,000)]

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”), dated as of April 27, 2021, is by and between RWB FLORIDA, LLC , a Delaware limited liability company (the “Pledgor”), in favor of HIGH STREET CAPITAL PARTNERS, LLC, a Delaware limited liability company (the “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement dated February 24, 2021 (as amended, restated, replaced, supplemented or otherwise modified, the “ Purchase Agreement”) by and among the Pledgor, the Secured Party and Red White & Bloom Brands Inc., a British Columbia corporation (the “Parent”), Secured Party agreed to make certain loans (the “Loans”) to Pledgor. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement or, as applicable, the other Transaction Documents (as such term is defined in the Purchase Agreement).

WHEREAS, the Pledgor owns all of the issued and outstanding shares of common stock (the “Shares”) of Acreage Florida, Inc., a Florida corporation (the “Pledged Entity,”).

WHEREAS, to secure the Obligations (as defined herein), Pledgor is required, among other things, to pledge, and by this Agreement does pledge, among other things, all of its right, title and interest in, to and under the Pledged Collateral (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.              Obligations. The Pledgor is entering into this Agreement in order to secure the Pledgor’s obligations to the Secured Party under the Promissory Notes (the “Obligations”).

2.              Security Interest and Pledge of Membership Interest. Subject to Section 4(f) below, as security for the prompt and complete payment and performance of the Obligations, the Pledgor hereby pledges to the Secured Party, and grants to the Secured Party, a lien on and first priority security interest in all of the Pledgor’s right, title and interest in and to the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (the “Pledged Collateral”):

(a)	all of the Pledgor’s right, title and interest in and to the Shares;

(b)           all the Pledgor securities issued or received in distribution upon or conversion of or in respect of or in exchange for the Shares, including but not limited to those arising from a stock dividend, split, reclassification, reorganization, spin-off or split-off; and

(c)            to the extent not covered by the above, all proceeds and products of each of the foregoing, all books and records at any time evidencing or relating to any of the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the foregoing.

The Pledgor shall promptly upon receipt deliver to the Secured Party all securities and proceeds constituting the Pledged Collateral, in the exact form received with the Pledgor’s endorsement when necessary or appropriate together with assignments or transfer powers duly executed in blank to be held by the Secured Party as part of the Pledged Collateral. Unless a Default or an Event of Default has occurred that is continuing, the Pledgor shall be entitled to (a) receive cash Distributions allocable to the Pledged Collateral, and (b) exercise (but only in a manner that will not (i) violate or be inconsistent with the terms hereof or of any other Transaction Document or (ii) have the effect of impairing the position or interests of the Secured Party) the voting, consent, administration, management and all other powers, rights and remedies of Pledgor with respect to the Pledged Collateral under the Organizational Documents of the Pledged Entity (including all other rights and powers thereunder which are pledged hereunder or otherwise). If Pledgor shall become entitled to receive or shall receive from the Pledged Entity (A) any non-cash Distribution as an addition to, on account of, in substitution of, or in exchange for the Pledged Collateral or any part thereof, or (B) during the continuance of any Event of Default, any cash Distributions, in either case the same shall immediately be remitted to the Secured Party (in the exact form received, with the Pledgor’s endorsement or assignment or other instrument as the Secured Party may deem appropriate) to be held as additional Pledged Collateral for the Obligations or for application thereto, as applicable, and until so remitted, shall be received and held by the Pledgor in trust and as agent for the Secured Party.

For purposes of this Agreement the term “Distributions” shall mean all dividends, distributions, liquidation proceeds, cash, profits, instruments, options, warrants, rights, income, interest, returns of capital or principal, and other property and payments or economic benefits, interests or proceeds to which the Pledgor is entitled with respect to the Pledged Collateral whether or not received by or otherwise distributed to the Pledgor, whether such dividends, distributions, liquidation proceeds, cash, profits, instruments, options, warrants, rights, income, interest, returns of capital or principal, and other property and payments or economic benefits, interests or proceeds are paid or distributed by the Pledged Entity in respect of operating profits, sales, exchanges, refinancing, recapitalizations, reorganizations, condemnations or insured losses of the company’s assets, the liquidation of the company’s assets and affairs, management fees, guaranteed payments, repayment of loans, reimbursement of expenses or otherwise in respect or upon conversion of or in exchange for any or all of the Pledged Collateral.

3.              Delivery of Pledged Collateral. Each certificate or instrument, if any, representing or evidencing any part of the Pledged Collateral shall be delivered by the Pledgor to the Secured Party, and shall thereafter be held by or on behalf of the Secured Party pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank. The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to execute and file UCC financing statements (including any amendments thereto) in the appropriate government offices. The Pledgor agrees to provide all necessary information related to such filings to the Secured Party promptly upon request by the Secured Party.

4.              Obligations of Pledgor. In addition to the covenants and restrictions contained in the Purchase Agreement or the other Transaction Documents, as long as any of the Obligations remain unpaid, the Pledgor:

(a)            Shall maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and keep the Pledged Collateral free of all liens, security interests or other encumbrances, except the lien and security interest in favor of the Secured Party created hereby and under the Transaction Documents;

(b)           Shall notify the Secured Party promptly in writing of any change in the Pledgor’s address as specified in Section 11 below;

(c)            Shall pay all claims, taxes, assessments and other charges of every nature which may be levied or assessed against the Pledged Collateral;

(d)           Shall not, and shall not attempt to cancel, retire, transfer, sell, convey, encumber, or otherwise dispose of any of the Pledged Collateral or any interest therein and shall not create, assume, or permit to exist any security interest, pledge, lien, charge, or other encumbrance in favor of any individual or entity (other than the Secured Party) in, on, or to any of the Pledged Collateral;

(e)            Shall not change its name, identity, type or organization or legal structure in any manner, unless the Pledgor shall have given the Secured Party at least thirty (30) days prior written notice thereof;

(f)            Shall, promptly following the funding of the Loans and with the reasonable cooperation of the Secured Party, notify the The Florida Department of Health Office of Medical Marijuana Use of the grant of the security interest in the Pledged Collateral and obtain any applicable approvals or consents required in connection with this Agreement;

(g)           Shall immediately upon receipt of any certificates, agreements, promissory notes or instruments representing or evidencing the Pledged Collateral acquired by the Pledgor after the date hereof, deliver the same to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party;

(h)           Shall, with respect to any uncertificated securities that constitute Pledged Collateral, cause the Pledged Entity to either (a) to register the Secured Party as the registered owner of such securities or (b) to agree that the Pledged Entity will comply with instructions with respect to such securities originated by the Secured Party without further consent of the Pledgor, in form and substance reasonably satisfactory to the Secured Party, and (c) if reasonably requested by the Secured Party, request the issuer of such Pledged Collateral to cause such Pledged Collateral to become certificated and in the event such Pledged Collateral become certificated, to deliver such Pledged Collateral to the Secured Party in accordance with this Agreement; and

(i)             Shall take such further actions, and execute and/or deliver to the Secured Party such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, and will in good faith work with the Secured Party to obtain such governmental consents and corporate approvals and will cause to be done all such other things, as the Secured Party may in its reasonable judgment deem necessary or appropriate in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted in the Pledged Collateral as provided herein and the rights and interests granted to the Secured Party hereunder, and enable the Secured Party to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including, without limitation, making, executing, endorsing, acknowledging, filing or refiling and/or delivering to the Secured Party from time to time upon request by the Secured Party such lists, schedules, descriptions and designations of the Pledged Collateral, statements, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Secured Party shall reasonably request.

5.              Definition of Default. For purposes of this Agreement, a Default hereunder means any Event of Default as defined in the Promissory Notes.

6.	Remedies Upon Default.

(a)            Upon the occurrence and during the continuance of a Default or an Event of Default, the Secured Party, in addition to other rights and remedies provided for in this Agreement, the Purchase Agreement or any Transaction Document or otherwise available to the Secured Party under law, in equity or otherwise:

(i)           may sell the portion of the Shares necessary to realize proceeds sufficient to satisfy the entire balance of the Obligations and may exercise in respect of the Pledged Collateral, all the rights and remedies of a secured party on default under the UCC (including the provisions of the Delaware UCC with respect to acceptance of collateral in satisfaction of the obligation), and the Secured Party may also, with notice to Pledgor as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, but only upon commercially reasonable terms. The Pledgor agrees that at least ten (10) days’ notice to the Pledgor of the time and place of any public sale or any private sale shall constitute reasonable notification. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding the foregoing, the Pledgor agrees that private sales or other dispositions may be at prices and other terms less favorable to the seller than if sold at public sales or other dispositions and that such private sales or other dispositions shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Secured Party shall incur no liability as a result of the sale or other disposition of any of the Shares at any private sale which complies with the requirements of this Section 6. The Pledgor hereby waives, to the extent permitted by applicable law, any claims against the Secured Party arising by reason of the fact that the price at which any of the Shares may have been sold or otherwise disposed of at such private sale was less than the price that might have been obtained at a public sale or other public disposition, even if the Secured Party accepts the first offer deemed by the Secured Party on good faith to be commercially reasonable under the circumstances and does not offer any of the Shares to more than one offeree;

(ii)          may exercise its rights to receive any and all Distributions and make application of any net proceeds included therein to the Obligations in accordance with the terms of this Agreement;

(iii)         may exercise all governance, voting and other rights pertaining to such Pledged Collateral or take any other action with respect to the Pledged Collateral or the Pledged Entity;

(iv)        may cause all or any part of the Pledged Collateral held by it to be transferred into its name or the name of its nominee;

(v)          may otherwise act with respect to the Pledged Collateral as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Secured Party the proxy and attorney-in-fact of the Pledgor, with full power and authority of substitution, to do so).

(b)            Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be held by the Secured Party as collateral for, and then applied by the Secured Party in accordance with the Purchase Agreement. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Collateral is insufficient to pay the Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(c)            The Secured Party may enforce its rights hereunder without any other notice and without any other action now or hereafter required by law, regulation, judicial order or decree or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Pledged Collateral and any other security for the Obligations or otherwise. The Secured Party shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall it be under any obligation to take any action with regard thereto.

(d)            Notwithstanding any provision herein or in any other Transaction Document, the Secured Party’s rights to: (i) receive Distributions, (ii) foreclose on the Pledged Collateral, (iii) sell the Shares, (iv) vote with respect to the Pledged Collateral or (v) take any other action with respect to the Pledged Collateral or the Pledged Entity may only be done following receipt of consents and approvals of the Governmental Authorities listed on The Florida Department of Health Office of Medical Marijuana Use.

7.              Representations and Warranties. The Pledgor represents and warrants to the Secured Party that:

(a)            It is the sole, direct, legal and beneficial owner of the Shares, and has good and marketable title to all of the Shares free and clear of all liens or any other claim, option or right of others except for the security interest granted to the Secured Party pursuant to this Agreement and so long as the Obligations remain outstanding, the Pledgor is and will be the sole, direct, legal and beneficial owner of the Shares of the Pledged Entity, free and clear of all liens;

(b)            All certificates, agreements, promissory notes or instruments representing or evidencing the Pledged Collateral in existence on the date hereof have been delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank and upon such delivery, this Agreement shall create a valid and enforceable first priority lien upon and perfected security interest in all the Pledged Collateral. No Person other than the Secured Party has control or possession of all or any part of the Pledged Collateral;

(c)            The Pledgor has all necessary power to execute and deliver this Agreement, to perform all of its obligations hereunder and to subject the Pledged Collateral to the security interest created hereby;

(d)            No authorization, approval, or other action by, and no notice to or filing with, any Person or any Governmental Authority or regulatory body is required (i) for the Pledgor’s granting of the security interest created hereby, (ii) for the execution, delivery or performance of this Agreement by the Pledgor or (iii) for the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required (x) in connection with any disposition of the Shares by laws affecting the offering and sale of securities generally and (y) in connection with the required regulatory approval of The Florida Department of Health Office of Medical Marijuana Use);

(e)            The Pledged Collateral have been duly authorized and are validly issued, fully paid and non-assessable, and are subject to no options to purchase, or any similar rights or to any restrictions on transferability;

(f)             Each certificate or document of title constituting the Pledged Collateral is genuine in all respects and represents what it purports to be;

(g)            Subject to Section 4(f), by virtue of the execution and delivery of this Agreement and upon delivery to the Secured Party of the Pledged Collateral in accordance with this Agreement, the Secured Party will have a valid and perfected, first priority security interest in the Pledged Collateral, subject to no prior or other liens of any nature whatsoever;

(h)           For so long as this Agreement is in effect, the Pledgor will defend the Pledged Collateral and the priority of the Secured Party’s security interests therein, at its sole cost and expense, against the claims and demands of all Persons at any time claiming the same or any interest therein;

(i)             Subject to Section 4(f), upon an Event of Default, at the Secured Party’s direction and at the sole cost and expense of the Pledgor, the Secured Party (or its assignee) shall be admitted as the sole stockholder of the Pledged Entity without any further action on the part of the Pledged Entity, any stockholder, director, manager, member or Pledgor (serving in any capacity);

(j)             So long as any Obligations are due and owing to the Secured Party, the Pledgor and the Pledged Entity covenants and agrees not to consent or agree to, or take any action that results in, a modification or amendment to Pledged Entity’s Organizational documents;

(k)            The Secured Party is not an “affiliate” of the Pledgor or the Pledged Entity, as such term is used and defined under Rule 144 of the federal securities laws;

(l)             The Shares set forth on Schedule 1 constitute all of the securities owned, legally or beneficially, by the Pledgor, and such securities represent 100% of the issued and outstanding equity interests, on a fully diluted basis, of the Pledged Entity. At all times while this Agreement remains in effect, the Shares shall constitute and represent 100% of the issued and outstanding equity interests of the Pledged Entity, on a fully diluted basis;

(m)           Each of the Pledged Entity and the Pledgor hereby authorize the Secured Party to prepare and file such financing statements, amendments and other documents and do such acts as the Secured Party deems necessary in order to establish and maintain valid, attached and perfected, first priority security interests in the Pledged Collateral in favor of the Secured Party, for its own benefit and as agent for its Affiliates, free and clear of all liens and claims and rights of third parties whatsoever. Each of the Pledged Entity and the Pledgor hereby irrevocably authorize the Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements, amendments, continuations and other documents in furtherance of the foregoing;

(n)           The articles of incorporation, certificate of formation, bylaws, operating agreement and similar governing documents (collectively, the “Organizational Documents”) of the Pledged Entity are in full force and effect, have not been amended since the date thereof, and is the only agreement between or among the Pledged Entity, the manager (as applicable) and/or the Pledgor. Notwithstanding any provision to the contrary in any Organizational Document, the Pledgor irrevocably agrees to waive any provision in the applicable Organizational Document that is inconsistent with the terms of this Agreement, including, without limitation, any provisions prohibiting the pledge of the Pledged Collateral or, after a Default or an Event of Default, the admission of the Secured Party as the stockholder (in place of the Pledgor); and

(o)            All information set forth herein, including the schedules annexed hereto, in each case, relating to the Pledged Collateral, is accurate and complete.

8.              Termination. Upon the indefeasible payment in full of all Obligations, this Agreement shall terminate and at the request and sole expense of the Pledgor, the Secured Party shall deliver to the Pledgor on behalf of the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to this Agreement.

9.	General.

(a)            No course of dealing between the Pledgor and the Secured Party, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Secured Party hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)            The rights and remedies provided herein are cumulative and are in addition to and not exclusive of any rights or remedies provided under other contracts (including, without limitation, the Purchase Agreement and the other Transaction Documents) or by law or in equity, including, but without limitation, the rights and remedies of the Secured Party under the UCC.

(c)            The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

(d)            The Pledgor shall indemnify the Secured Party and each applicable Affiliate, director, officer, employee, partner, agent, trustee, administrator, manager, advisor and representative thereof (each, an “Indemnitee”) for any and all losses, damages, liabilities, claims and related expenses (including the reasonable fees and expenses of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Pledgor) arising out of, in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any failure of any Obligations to be the legal, valid, and binding obligations of the Pledgor enforceable against the Pledgor in accordance with their terms, whether brought by a third party or by the Pledgor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

10.            Certain Rights of Secured Party. It is acknowledged that it is not intended that the Secured Party has any voting rights, rights to receive Distributions or rights to take any other actions with respect to the Pledged Collateral or the Pledged Entity until such time as a Default or an Event of Default shall have occurred and be continuing.

11.            Notices. All notices, requests, demands, directions and other communications provided for herein shall be in writing and shall be delivered or mailed in the manner specified in the Purchase Agreement addressed to the Secured Party at its address set forth in or determined pursuant to the Purchase Agreement and addressed to the Pledgor at the address of the Pledgor set forth in the Purchase Agreement.

12.            Power of Attorney. The Pledgor hereby appoints the Secured Party its attorney-in-fact, with full power and authority in the place and stead of the Pledgor and in the name of the Pledgor, or otherwise, from time to time during the existence of a Default or an Event of Default in the Secured Party's discretion to take any action and to execute any instrument or document consistent with the terms of the Purchase Agreement and the other Transaction Documents which the Secured Party may deem necessary or advisable to accomplish the purposes hereof (but the Secured Party shall not be obligated to and shall have no liability to the Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

13.	Miscellaneous.

(a)            This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement, superseding any prior or contemporaneous communications of any kind, written or oral.

(b)            No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by both parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)            This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, with respect to contracts executed in and to be performed in such State.

(d)            This Agreement shall inure to the benefit of, and be binding upon the respective parties hereto and their heirs, executors, administrators, successors and assigns; provided, that the Pledgor shall not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party and any attempted assignment or transfer without such consent shall be null and void. Without limiting the foregoing, the Secured Party may at any time and from time to time without the consent of Pledgor, assign or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity in connection with a transfer of the Secured Party’s interest in the Loans as provided in the Promissory Notes. Without limiting the foregoing, in connection with any assignment of the Loans in accordance with the Promissory Notes, the Secured Party may assign or otherwise transfer all of its rights and remedies under this Agreement to the assignee and such assignee shall thereupon become vested with all of the rights and obligations in respect thereof granted to the Secured Party herein or otherwise. Each representation and agreement made by Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to the Secured Party shall be deemed to refer to, the Secured Party and each of its successors and assigns.

(e)            This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Any counterpart signature page delivered by pdf or facsimile transmission shall be deemed to be and have the same force and effect as an originally executed signature page. Nothing set forth in this Agreement or any other Transaction Document, nor the exercise by the Secured Party of any of the rights or remedies hereunder, shall relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor's part to be performed or observed in respect of any of the Pledged Collateral or from any liability to any Person in respect of any of the Pledged Collateral or shall impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement. The Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement. The obligations of the Pledgor contained in this Section 13(e) shall survive the termination hereof and the discharge of the Pledgor's other obligations under this Agreement, the Purchase Agreement and the other Transaction Documents.

(f)             Costs and Expenses. Without limiting any other cost reimbursement provisions in the Transaction Documents, upon demand, the Pledgor shall pay to the Secured Party the amount of any and all reasonable expenses incurred by the Secured Party hereunder or in connection herewith, including, without limitation those that may be incurred in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof.

(g)            Electronic Execution of Transaction Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or any other Transaction Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

(h)            Submission to Jurisdiction. The Pledgor irrevocably and unconditionally agrees, for itself and its property, that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Secured Party or any Affiliate of the Secured Party in any way relating to this Agreement or the transactions relating hereto or thereto, in any forum other than the courts of the State of Delaware located in Wilmington, Delaware (and for avoidance of all doubt, not in any federal court), and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Delaware state court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other against the Pledgor or its properties in the courts of any jurisdiction.

(i)             Waiver of Venue. The Pledgor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Transaction Document in any court referred to in paragraph (h) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(j)             Service of Process. The Pledgor hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States with respect to or otherwise arising out of or in connection with any this Agreement by any means permitted by applicable Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of the Pledgor specified herein (and shall be effective when such mailing shall be effective, as provided therein).

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SECURED PARTY:		PLEDGOR:
High Street Capital Partners, LLC		RWB Florida, LLC
By: Acreage Holdings America, its Managing Member

By:	/s/ Kevin Murphy	By:	/s/ Brad Rogers
Name:	Kevin Murphy	Name:	Brad Rogers
Title:	President	Title:	CEO

[Signature Page to Pledge Agreement]

SCHEDULE 1

LIST OF PLEDGED EQUITY

Shares Owned by Pledgor (Number or Percentage and Type of Security)	Certificate No.
118.62 Non-Voting Shares of Common Stock	85
79.38 Voting Shares of Common Stock	84

COMPOSITE EXHIBIT B

SHARE CERTIFICATES AND STOCK POWER

[attached]

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS APPEARING ON THE REVERSE SIDE HEREOF.

NUMBER

85

INCORPORATED IN THE STATE OF FLORIDA

SHARES

118.62

COMMON SHARES

ACREAGE FLORIDA, INC.

See Reverse for Certain Definitions

This is to Certify that RWB FLORIDA, LLC **is the owner of**

One Hundred Eighteen and Sixty-Two One Hundredths (118.62) $0.01 PAR VALUE NON-VOTING SHARES OF COMMON -- *fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated April 27, 2021.

President

Secretary

© 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS APPEARING ON THE REVERSE SIDE HEREOF.

NUMBER

84

INCORPORATED IN THE STATE OF FLORIDA

SHARES

79.38

COMMON SHARES

ACREAGE FLORIDA, INC.

See Reverse for Certain Definitions

This is to Certify that RWB FLORIDA, LLC is the owner of Seventy-Nine and Thirty-Eight One Hundredths (79.38) $0.01 PAR VALUE VOTING SHARES OF COMMON --- fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated April 27, 2021.

President

Secretary

© 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

STOCK POWER

FOR VALUE RECEIVED, the undersigned RWB FLORIDA, LLC, hereby sells, assigns and transfers unto HIGH STREET CAPITAL PARTNERS, LLC, a Delaware limited liability company (“Secured Party”), all of the undersidgned’s right, title and interest in, to and under the undersigned’s interest in ACREAGE FLORIDA, INC., a Florida corporation (the “Company”), standing in the undersigned’s name on the books of said Company represented by Certificate Numbers 84 and 85 herewith (the “Interests”), and does hereby irrevocably constitute and appoint the Secured Party as the undersigned’s attorney-in-fact to transfer said Interests on the books of said Company with full power of substitution.

This Stock Power is being given pursuant to and is subject to all of the terms and conditions of that certain Pledge Agreement, dated _________________, 2021 by and among the Secured Party and the undersigned.

Dated as of	June 9, 2021

RWB FLORIDA, LLC
a Delaware limited liability company

By:	/s/ Brad Rogers

Print Name:	Brad Rogers

		Its:	CEO

Signed in the presence of:

/s/ Jeremy Wu
Witness
Print Name:	Jeremy Wu